U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                               SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                           SECURITIES EXCHANGE ACT OF 1934
                                   (AMENDMENT NO.  )

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                              SONIC JET PERFORMANCE, INC.
                       (Name of Small Business Issuer in its charter)

                      ___________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[x] No Fee Required
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1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
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[  ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Sonic Jet Performance, Inc.
11782 Western Avenue, Unit 18
Stanton, California 90680

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON THURSDAY, AUGUST 21, 2003

     Notice is hereby given that the Annual Meeting of shareholders of Sonic Jet Performance, Inc., a Colorado corporation ("Company"), will be held on Thursday, August 21, 2003 at the executive offices of Technical Solutions Group, Inc., located at 2031 Avenue B, Building 44, North, Charleston, South Carolina at 10:00 a.m. for the following purposes:

1. To elect the following three nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Madhava Rao
Mankal, Michael Watts, and R. Scott Ervin;

2. To approve the appointment of Michael Johnson & Co., LLC as the Company's independent auditors for the new fiscal year which commenced on January 1, 2003;

3. To approve an amendment to the articles of incorporation to change the name of the Company to "Force Protection, Inc."; and

4. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

     Shareholders of record as the close of business on June 23, 2003 are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company's Annual Report for its fiscal year ended December 31, 2002 is enclosed herewith.

By order of the Board of Directors
May 29, 2003


/s/  Madhava Rao Mankal
Madhava Rao Mankal, President


                                     PROXY STATEMENT

                               Sonic Jet Performance, Inc.
                               11782 Western Avenue, Unit 18
                                 Stanton, California 90680

     This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of Sonic Jet Performance, Inc., a Colorado corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the executive offices of Technical Solutions Group, Inc., located at 2031 Avenue B, Building 44, North, Charleston, South Carolina, on Thursday, August 21, 2003 at 10:00 a.m. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the President of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

     Shareholder proposals must be submitted to the Company not later than June 1, 2004, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in August 2004. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about July 21, 2003.

                               VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on June 23, 2003. On such date, the Company had issued and outstanding 108,034,656 shares of no par value common stock. Each share is entitled to one vote per share on any matter that may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management holds, directly or indirectly, a majority of the outstanding shares as of the record date and intends to vote in favor of all proposals, it is anticipated that all proposals will pass. Pursuant to applicable Colorado law, there are no dissenter's rights relating to the matters to be voted on.

                                STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of June 23, 2003 (108,034,656 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all of the current directors and executive officers of the Company as a group:

Title of Class     Name and Address of             Amount of      Percent of
                   Beneficial Owner                Beneficial       Class
                                                   Ownership (1)

Common Stock       Ashford Capital, LLC,            21,706,932 (2)   16.73%
                   65 Enterprise
                   Aliso Viejo, California 92656

Common Stock       Albert Mardikian                  8,248,926 (3)    7.64%
                   887 West 16th Street
                   Newport Beach, California 92663

Common Stock       Madhava Rao Mankal                1,123,422 (4)    0.86%
                   11782 Western Avenue, Unit 18
                   Stanton, California 90680

Common Stock       Michael Watts                       814,706        0.75%
                   11782 Western Avenue, Unit 18
                   Stanton, California 90680

Common Stock       Scott Ervin                         615,000        0.57%
                   11782 Western Avenue, Unit 18
                   Stanton, California 90680

Common Stock       George Moseman                      200,000        0.19%
                   11782 Western Avenue, Unit 18
                   Stanton, California 90680

Common Stock       Shares of all directors and       2,753,128 (5)    2.54%
                   executive officers as a
                   group (4 persons)

(1) Except as noted below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them

(2) Ashford Capital LLC owns 10 shares of Series B preferred stock, each share of which can be converted into 2% of the common stock of the Company on the date of conversion. These Series B preferred shares can be converted at any time up to December 27, 2003. The amount shown consists of shares of common stock issuable upon conversion of the shares of Series B preferred stock as of June 23, 2003 (except for 100,000 shares owned individually by Mr. Kavanaugh). Ashford Capital, LLC is controlled by Frank Kavanaugh. The percentage amount for this shareholder is calculated by adding the conversion amount of shares to the issued and outstanding shares as of June 23, 2003.

Ashford Capital, LLC disclaims any beneficial ownership in 1,080,346 shares of common stock issuable upon conversion of Series C Preferred Stock, owned by Ashford Capital, KK, a Japanese company of which Ashford Capital, LLC owns a minority interest.

(3) 1,761,926 shares held in the name of Albert Mardikian, 6,429,206 shares held by Visionary Investment, LLC, of which Mr. Mardikian is the sole shareholder, and 57,794 shares held by MGS Grand Sports, Inc., of which Mr. Mardikian is a majority shareholder.

(4) This amount consists of the following: 625,000 shares held in the name of Madhava Rao Mankal, shares consisting of the conversion of one share of Series C Preferred Stock, which is presently convertible into 0.2% of the common stock of the Company on the date of conversion, held in the name of Mr. Mankal's wife, Sharada (the amount for this conversion, 216,069, is based upon a conversion date of June 23, 2003), and 282,353 shares held in the name of Mr. Mankal's dependent son, Krishna. The percentage amount for this shareholder is calculated by adding the conversion amount for the Series C Preferred Stock to the issued and outstanding shares as of June 23, 2003.

(5) The percentage amount for the total is calculated by adding the conversion amount for the Series C Preferred Stock owned by Sharada Mankal to the issued and outstanding shares as of June 23, 2003.

                               ELECTION OF DIRECTORS
                                EXECUTIVE OFFICERS

     The names, ages, and respective positions of the directors and officers of the Company are set forth below. The Company's Board of Directors is currently composed of three members; George Moseman has chosen not to stand for re-election. The Company's Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Officers will hold their positions at the will of the Board of Directors, absent any employment agreement, of which none currently exist or are contemplated. There are no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

Directors and Executive Officers.

(a)  Michael Watts, Chief Executive Officer/Director.

     Mr. Watts, age 56, has more than 30 years of experience as an executive and investor. He has served as CEO of four companies in the computer hardware, computer software, consumer electronics, and semiconductor fields -- two of which were founded by him. In addition, he has served as a management consultant to numerous companies, including BNP Paribas and Wells Fargo Bank, in a variety of industries. From March 1998 to February 2002, Mr. Watts was self-employed as an investor. For the period of February 2002 to July 2002, he served as a management consultant to Visual Enterprises, Inc., a software company. In July 2002, the Company appointed Mr. Watts to the position of General Manager of its subsidiary, Technical Solutions Group, Inc. ("TSG"), and President of the Company on May 29, 2003.

     Mr. Watts received a Bachelor of Science degree in Electrical Engineering with high honors from Colorado State University in 1969 and majored in Finance in the MBA program at the University of Colorado in 1973. He holds five patents, including one for the laser bar code scanner and four related to software.

(b)  Madhava Rao Mankal, President/Chief Financial Officer/ Director.

     Mr. Mankal, age 52, has served as Chief Financial Officer since May 1999, and as President since January 2002. He has also served as a Director since December 2001. Prior to that, Mr. Mankal served as Controller of American Power Products, Inc. between 1998 and 1999, and Manager at American Power Products, Inc., from September 1994 to 1998. He has international experience in various manufacturing industries as Controller for over 20 years including Financial Advisor, New Halfa Agricultural Corporation, Government of Sudan (Rehabilitation Project Management Unit, World Bank). Mr. Mankal is a qualified Chartered Accountant and Cost Accountant, and a member of the Institute of Chartered Accountant, Institute of Cost and Works Accountants, and Institute of Management Accounting. He has served as management nominee on the board of directors of Transport Society of NGEF, Ltd. India, and was appointed the Joint Secretary of Bangalore Chapter of Cost Accountants. Mr. Mankal holds a Bachelors degree from Bangalore University, India.

(c)  R. Scott Ervin, Director.

     Mr. Ervin, age 49, has served as a Director since February 2002. Mr. Ervin also served on the Board of Directors between June and October 2001. From 1999 to the present, he has been an attorney in private practice in Austin, Texas. Between 1991 and 1999, Mr. Ervin practiced law with the law offices of Dr. A. Abbar, in Jeddah, Saudi Arabia. He is a graduate of University of California at Santa Cruz (1978 cum laude) and Boston College Law School (1984 cum laude). Mr. Ervin is licensed to practice law in New York and Texas, and is admitted to practice before the United States Federal District Court, Southern District of New York, the United States Court of Appeals for the Second Circuit and the United States Supreme Court.

(d)  George Moseman, Director.

     Mr. Moseman, age 56, has served as a Director since December 2001. He has previously worked in New York City for Lehman Brothers and Smith Barney/Shearson in the early to mid-nineties. Mr. Moseman returned to the Los Angeles area and worked for Tradeway Securities, Inc., becoming a partner in the Irvine, California office in 1996. In 1997, he resigned from Tradeway to become marketing director of Sonic Jet International, the predecessor to the Company. In 1998, Mr. Moseman accepted the position of national marketing director of Lamborghini of North America.

     For the past four years, Mr. Moseman has worked as an investment banker as well as a consultant specializing in foreign companies wishing to establish a presence in the U.S. through mergers or strategic alliances. From 1999 to 2001, he served as Senior Vice President and lead banker of Equity Trust Advisors, a registered broker/dealer. For the period of 2001 to 2002, Mr. Moseman was a partner in the financial consulting firm of Fryer & Associates; this firm has provided financial expertise to Orange County, California investment banking firms. From 2002 to the present, he has been the Managing Director of Investment Banking for Grant Bettingen Inc., a registered broker/dealer providing financial services for publicly traded companies.

Executive Compensation.

The following table sets forth certain information relating to the compensation paid by the Registrant during the last three fiscal years to the Registrant's President. No other executive officer of the Registrant received total salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2002 and for the two prior years.

                                        Summary Compensation Table



                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                  Other           Restricted   Securities
principal                                 annual            stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)
  (a)           (b)       (c)     (d)       (e)             (f)           (g)           (h)       (i)

Madhava Rao    2002      65,000    -         -            20,000           -             -         -
Mankal,        2001      35,208    -         -                 -           -             -      29,792
President      2000      65,000    -         -                 -           -             -          -



Other Compensation.

     There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Registrant in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2001 provided for or contributed to by the Registrant.

Certain Relationships and Related Transactions.

     Other than as set forth below, during the past two years there have been no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

     (a) Patents awarded to Mr. Mardikian protect the designs and certain components of the Company's boats. On November 24, 1999, Mr. Mardikian granted the Company exclusive licenses, until November 18, 2003, to use those patents and related rights. To induce Ashford Capital, LLC to purchase the Company's Series B Convertible Preferred Stock, Mr. Mardikian assigned his watercraft related patents to Mardikian Marine Design, an entity owned 80% by Mr. Mardikian and 20% by a principal of Ashford Capital, LLC. The Company is obligated to pay the greater of $60,000 per year or (1) four percent of the first $3 million in gross revenues, (2) three percent of gross revenues over $3 million but below $5 million, (3) two percent of gross revenue over $5 million and under $10 million, and (4) one percent of any gross revenue in excess of $10 million. The Company can pay the royalties in cash or stock, at its discretion for 2002 and cash in the following years.

     (b) On September 30, 2002, the Series C shareholders, who include Mr. Mankal, and the Company agreed to amend and restate the Certificate of Designation of Series C Convertible Preferred for the Registrant. Pursuant to the agreement and upon finalization of the amendment of the Series C documents, the stock shall be voted equally with the shares of the Common Stock of the Corporation and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: the holder of the shares of Series C Stock shall be entitled to such number of votes as shall be equal to the aggregate number of shares of Common Stock into which such holder's shares of Series C Stock are convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. Furthermore, the parties also agreed that each 10 shares of Series C stock are convertible into 2% of the Company's common stock outstanding at the time of conversion. Also, amended was the Company's power to redeem the Series C Stock. On or after December 27, 2003, the Company may, at its sole discretion, with 5 days notice, redeem some or all of the outstanding shares of Series C Stock at a redemption price equal to $12,000 per share, during this period the Series C shareholders may elect to convert their shares under the conversion formula.

     (c)  Pursuant to a finder's fee agreement between Ashford
Capital, LLC and the Company dated February 1, 2002, Ashford Capital received a ten percent (10%) interest in TSG. This agreement was terminated as of January 1, 2003.

     (d) In January 2002, the Company entered into a consulting agreement with Mr. Watts. Under this agreement he was paid $20,000; he gave these funds back to the Company for the purchase of two shares of Series C Preferred Stock. This stock was converted in January 2002 into 564,706 restricted shares of Company common stock.

     On June 20, 2002, the Company entered into a consulting agreement, and effective January 1, 2003, an employment agreement with Mr. Watts. Under these agreements, his position is General Manager of the Technical Solutions Group, Inc. ("TSG") subsidiary; effective on January 1, 2003 Mr. Watts became employed as the Chief Executive Officer/General Manager of TSG. The compensation under this agreement is $15,000 per month. In addition to the base salary, Mr. Watts is entitled to receive 2,000,000 restricted shares of common stock in the Company vesting immediately and to be delivered no later than one-year from the date of this agreement. In addition, he is to receive a warrant for 2,000,000 restricted shares of Company common stock, exercisable $0.07 per share; this warrant vest on your 1st and 2nd year anniversary from the date of the agreement.
Finally, Mr. Watts is to receive a warrant to purchase 10 shares of Sonic Jet Series C preferred stock or its equivalent in Company common stock in lieu of a direct equity interest in TSG. On September 20, 2002, Mr. Watts received a bonus of 250,000 restricted shares of common stock.

     (e) On March 17, 2003, the Company modified the previous employment agreement with Madhava Rao Mankal (dated January 2, 2002). Under the terms of this modified agreement, his position with the Company is President and Chief Financial Officer. The compensation under this agreement is $5,400. In addition to this base salary, Mr. Mankal is entitled to receive 1,200,000 restricted shares of Company common stock, which will vest in equal portions over 3 years on each anniversary from the date of the modified agreement. Mr. Mankal has received a total of 125,000 free trading and 400,000 restricted shares of common stock under this agreement during 2003. Also, he received a bonus of 100,000 restricted shares of common stock on September 20, 2002.

     (g) On February 12, 2002, Mr. Ervin received 15,000 restricted shares of common stock in settlement of a debt owed to him by the Company. On February 4, 2002 and March 18, 2002, he received a total of 600,000 restricted shares of common stock as compensation for his services as a board member of the Company.

     (h) On February 12, 2002, Mr. Moseman received 250,000 restricted shares of common stock from the Company for services rendered to it. In addition, on March 18, 2003 Mr. Moseman received 200,000 restricted shares of common stock as compensation for services as a board member of the Company.

     For each of the transactions noted above, the transaction was negotiated, on the part of the Registrant, on the basis of what is in the best interests of the Registrant and its shareholders. In addition, in each case the interested affiliate did vote in favor of the transaction; however, the full board of directors did make the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

     Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain potential conflicts of interest, such as those set forth above with the transactions, may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company by carefully reviewing each proposed transaction to determine its fairness to the Company and its shareholders and whether the proposed terms of the transaction are at least as favorable as those which could be obtained from independent sources. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during fiscal 2002, and certain written representations from executive officers and directors, the Registrant is aware that the following required reports were not timely filed: (a) Form 3's for Messrs. Mankal, Ervin, and Moseman; (b) Form 4 for Mr. Ervin to report the acquisition of 15,000 shares in February 2002; (c) Form 4 for Mr. Mankal to report the acquisition of 100,000 shares in September 2002; and (d) Form 4 or Mr. Moseman to report the acquisition of 250,000 shares in February 2002. Form 5's, which were also not timely filed, to cover all the unreported Form 3 and Form 4 transactions are in the process of being prepared for filing with the SEC. The Registrant is not aware of any other such required reports that have not been timely filed.

Committees of the Board of Directors.

     The Company has a standing audit committee. The board of directors has not as yet adopted a written charter for the audit committee.

     For the period ended December 31, 2002, the audit committee, which was not independent, reviewed and discussed the audited financial statements with management; discussed the matters required to be discussed with the independent auditors by Statement of Accounting Standards No. 61; and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The 2002 audit committee consisted of Messrs. Mankal and Ervin.

Meetings of the Board of Directors.

     During the last fiscal year (ended on December 31, 2002), the total number of meetings of the Board of Directors that were held was one. None of the incumbent directors of the Company attended less than all of the total meetings. The Board of Directors also took action by unanimous written consent 34 times during that fiscal year.

INDEPENDENT PUBLIC ACCOUNTANTS

     Michael Johnson & Co., LLC of Denver, Colorado issued the report for the Company's audited financial statements for the fiscal years ended December 31, 2002 and December 31, 2001.

Audit Fees.

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Michael Johnson & Co., LLC for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB is: 2002:
$15,000; and 2001: $10,000.

Audit-Related Fees.

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by Michael Johnson & Co., LLC that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Audit Fees above is $1,030.62.

Tax Fees.

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by Michael Johnson & Co., LLC for tax compliance, tax advice, and tax planning is $0.

All Other Fees.

     The aggregate fees billed in each of the last two fiscal years for products and services provided by Michael Johnson & Co., LLC, other than the services reported above, is $0.

     Representatives of Michael Johnson & Co., LLC are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

     The Board of Directors has approved by resolution a proposal to retain Michael Johnson & Co., LLC for the fiscal year that commenced on January 1, 2003. The Board of Directors of the Company recommends a vote FOR the retention of Michael Johnson & Co., LLC for the current fiscal year.

CHANGE OF NAME

     The corporate action to be taken also consists of the Company filing a Certificate of Amendment to the Articles of Incorporation wherein the name of the Company will be changed to "Force Protection, Inc." The Board of Directors believes it is in the best interests of the Company to take advantage of such identity by adopting a new corporate name. In connection with this name change, the Company will notify the Over the Counter Bulletin Board and a new trading symbol will be assigned to the common stock of the Company.

     The Board of Directors of the Company recommends a vote FOR the change in name of the Company to "Force Protection, Inc."

OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
May 29, 2003


/s/  Madhava Rao Mankal
Madhava Rao Mankal, President



                                       P R O X Y

                                 SONIC JET PERFORMANCE, INC.

             Annual Meeting of Shareholders To Be Held August 21, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Madhava Rao Mankal, Michael Watts, and R. Scott Ervin, or any of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Annual Meeting of Shareholders of Sonic Jet Performance, Inc. ("Company") to be held at 10:00 a.m. on Thursday, August 21, 2003, as designated below, all of the common stock of the Company held of record by the undersigned on June 23, 2003, at the offices Technical Solutions Group, Inc., located at 2031 Avenue B, Building 44, North, Charleston, South Carolina, for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                           WITHHOLD AUTHORITY
  all nominees listed below             to vote for all nominees listed below

Madhava Rao Mankal                 Michael Watts               R. Scott Ervin

2.  TO APPROVE THE SELECTION OF MICHAEL JOHNSON & CO., LLC AS THE
COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR
(circle one).

FOR                              AGAINST                              ABSTAIN

3.  TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY TO "FORCE PROTECTION, INC." (circle one).

FOR                              AGAINST                              ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company to be held on August 21, 2003 and the Proxy Statement for such meeting.



Dated: ______________, 2003 ___________________________________________________
                                     (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.